                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        DATE OF REPORT (Date of earliest event reported): October 3, 1997


                    CHARLES E. SMITH RESIDENTIAL REALTY, INC.
             (Exact name of registrant as specified in its charter)



              Commission File Number: 1934 Act File Number: 1-13174


             Maryland                                     54-1681655
 (State of other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                      Identification No.)

        2345 Crystal Drive
         Crystal City, VA                             22202
      (Address of principal                          (Zip Code)
        executive offices)





        Registrant's telephone number including area code: (703) 920-8500

Item 7.       Financial Statements and Exhibits
-----------------------------------------------
The following Pro forma and historical financial information is included as an amendment to the Form 8-K dated October 3, 1997 and filed on October 20, 1997 for Charles E. Smith Residential Realty, Inc.

(A)     Pro Forma financial information beginning at page F-2

(B)     Historical financial information
                  (One East Delaware) - beginning at page F-8

(C)     Historical financial information
                  (2000 Commonwealth) - beginning at page F-13

(D)     Exhibits

        99.1   Consent of Independent Public Accountants dated November 7, 1997

INDEX TO FINANCIAL STATEMENTS AND PRO FORMA INFORMATION


                                                                           Page
                                                                           ----
CHARLES E. SMITH RESIDENTIAL REALTY, INC.

Pro Forma (unaudited) Consolidated Balance Sheet                            F-2
  as of June 30, 1997

Pro Forma (unaudited) Consolidated  Statement of                            F-3
  Operations for the six months ended June 30, 1997

Pro Forma (unaudited) Consolidated Statement of                             F-4
  Operations for the year ended December 31, 1996

Notes and Management's Assumptions to Unaudited Pro Forma                   F-5
  Consolidated Financial Information



ACQUISITION PROPERTIES

Statement of Revenues and Certain Expenses of One East Delaware             F-8
   for the six months ended June 30, 1997 (unaudited)

Report of Independent Public Accountants - One East Delaware                F-10

Statement of Revenues and Certain Expenses of One East Delaware             F-11
 for the year ended December 31, 1996 (audited)

Statement of Revenues and Certain Expenses of 2000 Commonwealth             F-13
  for the six months ended June 30, 1997 (unaudited)

Report of Independent Public Accountants - 2000 Commonwealth                F-15

Statement of Excess of Revenues Over Specific Operating Expenses            F-16
  of 2000 Commonwealth for the year ended December 31, 1996 (audited)


                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               AS OF JUNE 30, 1997
                           (UNAUDITED) (IN THOUSANDS)


                                                                                                  Pro Forma Adjustments
                                                                                         ---------------------------------------


                                                                                                       Acquisitions
                                                                                         ---------------------------------------
                                                                                             One East               2000
ASSETS                                                                   Historical         Delaware (A)       Commonwealth (B)
                                                                      -----------------  ------------------   ------------------
Rental property, at predecessor cost, net                             $        263,786
Rental property, acquired and developed, net                                   329,856          42,500               27,600
Rental property under development                                               12,742
Cash and cash equivalents                                                        7,290                                 (200)
Tenants' security deposits                                                       3,112             447                  242
Escrow funds                                                                     8,998
Investment in and advances to Property Service Businesses and other             14,356
Deferred charges, net                                                           16,274
Other assets                                                                    12,501
                                                                      -----------------
      Total assets                                                    $        668,915
                                                                      =================

LIABILITIES AND EQUITY
Liabilities
      Mortgage loans                                                  $        487,342                               13,300
      Notes payable                                                             56,000          42,500
      Accounts payable and accrued expenses                                     12,934
      Tenants' security deposits                                                 3,112             447                  242
                                                                      -----------------
             Total liabilities                                                 559,388
                                                                      -----------------

Minority Interest                                                               55,393                               14,100
                                                                      -----------------

Shareholders' equity
      Preferred stock
             Series A Cumulative Convertible Redeemable
             Preferred Stock                                                    19,772
      Common stock                                                                 133
      Additional paid-in capital                                                41,655
      Retained deficit                                                          (7,426)
                                                                      -----------------
             Total shareholder's equity                                         54,134
                                                                      -----------------

      Total liabilities and shareholder's equity                      $        668,915
                                                                      =================



                                                                                              Pro Forma Adjustments
                                                                                      -------------------------------------


                                                                                      -------------------------------------
                                                                                            Other
ASSETS                                                                                   Adjustments         Pro Forma
                                                                                      -----------------  ------------------
Rental property, at predecessor cost, net                                                                $        263,786
Rental property, acquired and developed, net                                                                      399,956
Rental property under development                                                                                  12,742
Cash and cash equivalents                                                                                           7,090
Tenants' security deposits                                                                                          3,801
Escrow funds                                                                                                        8,998
Investment in and advances to Property Service Businesses and other                                                14,356
Deferred charges, net                                                                                              16,274
Other assets                                                                                                       12,501
                                                                                                         ------------------
      Total assets                                                                                       $        739,504
                                                                                                         ==================

LIABILITIES AND EQUITY
Liabilities
      Mortgage loans                                                                                     $        500,642
      Notes payable                                                                                                98,500
      Accounts payable and accrued expenses                                                                        12,934
      Tenants' security deposits                                                                                    3,801
                                                                                                         ------------------
             Total liabilities                                                                                    615,877
                                                                                                         ------------------

Minority Interest                                                                          (4,947)(C)              64,546
                                                                                                         ------------------

    Shareholders' equity
          Preferred stock
                 Series A Cumulative Convertible Redeemable
                 Preferred Stock                                                                                   19,772
          Common stock                                                                                                133
          Additional paid-in capital                                                       4,947(C)                46,602
          Retained deficit                                                                                         (7,426)
                                                                                                         ------------------
                 Total shareholder's equity                                                                        59,081
                                                                                                         ------------------

      Total liabilities and shareholder's equity                                                         $        739,504
                                                                                                         ==================

                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                       PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1997
            (UNAUDITED)(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)



                                                                              Pro Forma Adjustments
                                                                       --------------------------------------

                                                                              Acquisitions
                                                                       -------------------------
                                                                        One East        2000         Other
RENTAL PROPERTIES                                         Historical    Delaware    Commonwealth  Adjustments      Pro Forma
                                                         -------------  ----------  ------------  -----------     ------------
       Revenues                                             $  94,259       3,143         1,775                    $   99,177

       Expenses
             Operating costs                                   33,766         861           692         (125)(A)       35,194
             Real estate taxes                                  5,998         512           121                         6,631
             Depreciation and amortization                     10,146                                    743 (B)       10,889
                                                         -------------  ----------  ------------  -----------     ------------
                             Total expenses                    49,910       1,373           813          618           52,714

PROPERTY SERVICE BUSINESSES
       Equity in income of Property Service Businesses          1,705                                                   1,705

Corporate general and administrative expenses                  (3,039)                                                 (3,039)
Interest income                                                   532                                                     532
Interest expense                                              (22,683)                                (1,949)(C)      (24,632)
                                                         -------------  ----------  ------------  -----------     ------------

Net income of the Operating Partnership                        20,864       1,770           962       (2,567)          21,029

Minority Interest                                             (10,711)                                  (268)(D)      (10,979)
                                                         -------------                                            ------------

Net income                                                  $  10,153                                              $   10,050
                                                         =============                                            ============

Net income per common share                                 $    0.82                                              $     0.81
                                                         =============                                            ============

Weighted average shares outstanding                            12,416                                                  12,416

                  CHARLES E. SMITH RESIDENTIAL REALTY, INC.
                      PRO FORMA STATEMENT OF OPERATIONS
                FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1996
           (UNAUDITED) (IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)



                                                                                 Pro Forma Adjustments
                                                                        ---------------------------------------

                                                                               Acquisitions
                                                                        -------------------------
                                                                        One East         2000          Other
RENTAL PROPERTIES                                        Historical     Delaware     Commonwealth   Adjustments      Pro Forma
                                                        -------------  -----------  -------------- -------------    -----------
      Revenues                                           $  166,283       6,308         3,353                        $  175,944

      Expenses
          Operating costs                                    65,350       2,015         1,375          (245) (A)         68,495
          Real estate taxes                                  10,429         925           282                            11,636
          Depreciation and amortization                      17,931           -             -         1,486  (B)         19,417
                                                        ------------  ----------   -----------     -------------     -----------
                     Total expenses                          93,710       2,940         1,657         1,241              99,548

PROPERTY SERVICE BUSINESSES
      Equity in income of Property Service Businesses         7,846                                                       7,846

Corporate general and administrative expenses                (3,025)                                                     (3,025)
Interest income                                               1,029                                                       1,029
Interest expense                                            (43,606)                                 (3,951) (C)        (47,557)
                                                        ------------  ----------   -----------     -------------     -----------

Net income of the Operating Partnership                      34,817       3,368         1,696        (5,192)             34,689

Minority Interest                                           (19,062)                                   (256) (D)        (19,318)

Distributions in excess of earnings allocated to
      Minority Interest                                      (4,778)                                    256  (D)         (4,522)
                                                        ------------                                                  -----------

Net income                                               $   10,977                                                   $  10,849
                                                        ============                                                  ===========

Net income per common share                              $     1.11                                                   $    1.09
                                                        ============                                                  ===========

Weighted average shares outstanding                           9,913                                                       9,913


                   CHARLES E. SMITH RESIDENTIAL REALTY, INC.
           NOTES AND MANAGEMENT'S ASSUMPTIONS TO UNAUDITED PRO FORMA
                      CONSOLIDATED FINANCIAL INFORMATION
                         (DOLLAR AMOUNTS IN THOUSANDS)


1.  Basis of Presentation

    The unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1997 and the unaudited Pro Forma Consolidated Statements of Operations for the six months ended June 30, 1997 and the year ended December 31, 1996 are based on the historical financial statements of the Company and Operating Partnership.

    The unaudited Pro Forma Consolidated Balance Sheet as of June 30, 1997 is presented as if the One East Delaware and 2000 Commonwealth acquisitions had occurred by June 30, 1997. The unaudited Pro Forma Consolidated Statement of Operations for the six months ended June 30, 1997 and the year ended December 31, 1996 are presented as if the One East Delaware and 2000 Commonwealth acquisitions had occurred at the beginning of the periods. The unaudited pro forma information should be read in conjunction with the historical financial statements and notes related thereto appearing in the Company's Form 10-Q and 10-K.

    Preparation of the pro forma financial information was based on assumptions considered appropriate by the Company's management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the One East Delaware and 2000 Commonwealth acquisitions had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.

2.  Adjustments to Pro Forma Consolidated Balance Sheet

        (A)    Acquisition of One East Delaware

                    Purchase price of rental property                                       $42,500
                                                                                       -------------
                         Cost basis of rental property                                      $42,500
                                                                                       =============

                    Proceeds from line of credit                                           ($42,500)


        (B)    Acquisition of 2000 Commonwealth

                    Purchase price of rental property                                       $27,400
                    Acquisitions Cost                                                           200
                                                                                       -------------
                         Cost basis of rental property                                      $27,600
                                                                                       =============

                    Purchase price of rental property                                       $27,400
                    Mortgage debt                                                           (13,300)
                                                                                       -------------
                    Value of Operating Partnership units issued                              14,100
                                                                                       =============

                    Number of Operating Partnership Units issued                            464,667
                                                                                       =============

        (C) To adjust the Minority Interest for the issuance of Operating Partnership Units.

3.    Adjustments to Pro Forma Consolidated Statements of Operations:

          (A) Operating expenses have been adjusted to eliminate management fees related to the One East Delaware and 2000 Commonwealth properties.

          (B) Depreciation and amortization has been adjusted based on the allocated purchase price of the assets acquired and an estimated useful life of 40 years, as if the purchases occurred on January 1, 1997 for the six months ended June 30, 1997 and January 1, 1996 for the year ended December 31, 1996.

          (C) Represents interest expense for draws on the line-of-credit for One East Delaware (assuming a weighted average interest rate of 7.09% for the six months ended June 30, 1997 and 7.17% for the year ended December 31, 1996) and interest expense for the assumed 2000 Commonwealth mortgage loan (original rate of LIBOR plus 1.50% less renegotiated rate of LIBOR plus 1.10%).

          (D) Represents change in ownership interest in Minority Interest and related distributions in excess of earnings allocated to Minority Interest as a result of units of the Operating Partnership being issued.

                               ONE EAST DELAWARE
                  STATEMENT OF REVENUES AND CERTAIN EXPENSES
              FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)


REVENUES:
  Rental income                                 $3,079,423
  Other income                                      63,533
                                                ----------
        Total Revenue                            3,142,956
                                                ==========
CERTAIN EXPENSES:
  Administrative                                   152,008
  Operating and maintenance                        352,505
  Utilities                                        175,948
  Real estate taxes                                511,611
  Management fees                                   94,698
  Other expenses                                    86,308
                                                ----------
        Total Expenses                           1,373,078
                                                ----------
REVENUE IN EXCESS OF CERTAIN EXPENSES           $1,769,878
                                                ==========


The accompanying notes are an integral part of these statements.

                               ONE EAST DELAWARE
              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
              FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)


1.      BASIS OF PRESENTATION:
        ----------------------

        The accompanying statements of revenues and certain expenses relates to the operations of One East Delaware ("the Property") which is a residential apartment complex of 306 units located in Chicago, Illinois. The Property was acquired by Charles E. Smith Residential Realty, Inc. (the "Company") on October 7, 1997.


        The accompanying statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus, exclude certain expenses, such as interest expense, depreciation and amortization, professional fees and other costs not related to the future operations of the Property. Management is not aware of any material factors relating to the Property which would cause the reported financial information not to be indicative of future operating results.

     [LETTERHEAD OF ALTSCHULER, MELVOIN AND GLASSER L.L.P. APPEARS HERE]

                         INDEPENDENT AUDITORS' REPORT



Mr. Charles E. Smith Residential Realty, Inc.


We have audited the accompanying statement of revenue and certain expenses of ONE EAST DELAWARE ("the Property") for the year ended December 31, 1996. This statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Charles E. Smith Residential Realty, Inc. Material amounts, described in Note 1 to the statement of revenue and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of this property.

In our opinion, the financial statement referred to above present fairly, in all material respects, the revenue and certain expenses of One East Delaware for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


Chicago, Illinois
February 12, 1997

                               ONE EAST DELAWARE
                  STATEMENT OF REVENUES AND CERTAIN EXPENSES
                         YEAR ENDED DECEMBER 31, 1996



REVENUES:
  Rental revenue (net of vacancies of $134,820)         $5,160,322
  Garage revenue                                         1,050,070
  Service and other income                                  97,984
                                                        ----------
                                                         6,308,376
                                                        ----------
CERTAIN EXPENSES:
  Administrative                                           457,497
  Operating and maintenance                                614,927
  Utilities                                                350,039
  Taxes and insurance                                    1,046,515
  Management fees                                          184,693
  Garage operations                                        287,065
                                                        ----------
                                                         2,940,736
                                                        ----------
REVENUE IN EXCESS OF CERTAIN EXPENSES                   $3,367,640
                                                        ==========


The accompanying notes are an integral part of these statements.

                               ONE EAST DELAWARE

            Notes to the Statement of Revenue and Certain Expenses
                         Year Ended December 31, 1996



Note 1 -- Basis of Accounting and Significant Accounting Policies:
------------------------------------------------------------------

        Basis of Presentation--The accompanying statement of revenue and certain
        ---------------------
        expenses relates to the operations of One East Delaware (the "Property") which is a residential apartment complex in Chicago, IL. The Property consists of an apartment building containing (a) 306 residential apartments, (b) approximately 41,000 square feet of commercial space and
        (c) an attached parking structure for 412 cars. The Property was acquired by Charles E. Smith Residential Realty, Inc. (The "Company") on October 7, 1997.

        The accompanying statements have been prepared for the purpose of complying with Rule 3-14 of Regulations S-X of the Securities and Exchange Commission and thus exclude certain revenue and expenses such as interest income, interest expense, and depreciation and amortization not related to the future operations of the Property. Management is not aware of any material factors relating to the Property which would cause the reported financial information not to be indicative of future operating results.

        Significant Accounting Policies--The accompanying statements were
        -------------------------------
        prepared on the accrual basis of accounting. Rental income attributable to residential leases is recognized when due from tenants.

                              2000 COMMONWEALTH
                  STATEMENT OF REVENUES AND CERTAIN EXPENSES
              FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)


REVENUES:
  Rental income                                 $1,578,816
  Other income                                     196,619
                                                ----------
        Total Revenue                            1,775,435
                                                ==========
CERTAIN EXPENSES:
  Administrative                                   337,501
  Operating and maintenance                        154,687
  Utilities                                        130,861
  Real estate taxes                                121,146
  Management fees                                   30,000
  Other expenses                                    38,965
                                                ----------
        Total Expenses                             813,160
                                                ----------
REVENUE IN EXCESS OF CERTAIN EXPENSES           $  962,275
                                                ==========


The accompanying notes are an integral part of these statements.

                               2000 COMMONWEALTH
              NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
              FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)


1.      BASIS OF PRESENTATION:
        ----------------------

        The accompanying statements of revenues and certain expenses relates to the operations of 2000 Commonwealth ("the Property") which is a residential apartment complex of 188 units located in Brighton, Massachusetts. The Property was acquired by Charles E. Smith Residential Realty, Inc. (the "Company") on October 10, 1997.

        The accompanying statements have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and thus, exclude certain expenses, such as interest expense, depreciation and amortization, professional fees and other costs not related to the future operations of the Property. Management is not aware of any material factors relating to the Property which would cause the reported financial information not to be indicative of future operating results.

             [LETTERHEAD OF COOPERS & LYBRAND L.L.P. APPEARS HERE]


                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Partners of
Commonwealth Reservoir Park Limited Partnership:


We have audited the accompanying statement of excess of revenues over specific operating expenses of Commonwealth Reservoir Park Limited Partnership (the "Property") for the year ended December 31, 1996. This financial statement is the responsibility of the Property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, this financial statement excludes certain income and expenses which would not be comparable with those resulting from the operations of the Property after acquisition by Charles E. Smith Residential Realty, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all materials respects, the excess of revenues over specific operating expenses (exclusive of income and expenses described in Note 2) of Commonwealth Reservoir Park Limited Partnership for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


Boston, Massachusetts                           /s/ Coopers & Lybrand L.L.P.
November 4, 1997

               COMMONWEALTH RESERVOIR PARK LIMITED PARTNERSHIP

                     STATEMENT OF EXCESS OF REVENUES OVER
                         SPECIFIC OPERATING EXPENSES

                     for the year ended December 31, 1996

Revenues:
  Rental Income:
    Apartments                                           $3,082,376
    Garage                                                  298,530
                                                         ----------

                                                          3,380,906
   Less vacancies                                           (95,591)
                                                         ----------

                                                          3,285,315
                                                         ----------

Other Income:
  Laundry commissions                                        18,031
  Miscellaneous                                              50,056
                                                         ----------

                                                             68,087
                                                         ----------

                                                          3,353,402
                                                         ----------

Specific operating expenses:
  Salaries and wages                                        332,614
  Renting                                                   112,477
  Administrative (Note 3)                                   254,619
  Utilities                                                 241,230
  Operating and maintenance                                 434,948
  Taxes and insurance                                       281,870
                                                         ----------

                                                          1,657,758
                                                         ----------
Excess of revenues over specific operating expenses      $1,695,644
                                                         ==========

   The accompanying notes are an integral part of the financial statements.

                COMMONWEALTH RESERVOIR PARK LIMITED PARTNERSHIP

                 NOTES TO STATEMENT OF EXCESS OF REVENUES OVER
                          SPECIFIC OPERATING EXPENSES


1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES:
    ------------------------------------------------

        DESCRIPTION OF PROPERTIES

        The Partnership owns and operates a 188-unit multifamily apartment complex located in Brighton, Massachusetts

        RENTAL REVENUES

        Rental income, principally from short-term leases on apartment units, is recognized as income under the operating method as rents become due.

        RISKS AND UNCERTAINTIES

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  BASIS OF ACCOUNTING:
    -------------------

    The accompanying statement of excess of revenues over specific operating expenses is presented on the accrual basis. This statement has been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, the statement excludes certain historical income and expenses not comparable to the operations of the property after acquisition, such as interest income, depreciation and interest expense.

3.  TRANSACTIONS WITH AFFILIATES:
    ----------------------------

    Administrative expenses include management fees of $60,000 and a General partners' office charge of $28,000 charged by affiliates, respectively. Legal expenses include $20,000 charged by a law firm of which a partner of the Partnership is a member.

4.  SUBSEQUENT EVENT:
    ----------------

    The property was sold to Charles E. Smith Residential Realty Inc. on October 10, 1997.

                                  SIGNATURES

    Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 10th day of November 1997.

                              CHARLES E. SMITH RESIDENTIAL REALTY, INC.


                              By: /s/ W. D. Minami
                                 -----------------------------------
                                   W. D. Minami
                                   Senior Vice President and Chief Financial
                                   Officer of the Registrant



                              By: /s/ S. E. Gulley
                                 -----------------------------------
                                   Steve E. Gulley
                                   Vice President and Controller
                                     of the Registrant